UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 11, 2003

Date of report (Date of earliest event reported)

MedicalCV, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-33295	41-1717208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 South Robert Trail

Inver Grove Heights, Minnesota 55077

(Address of Principal Executive Offices, including Zip Code)

(651) 452-3000

(Registrant’s Telephone Number, including Area Code)

ITEM 7                                                        FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

	Exhibit 99	Press release dated September 11, 2003, reporting financial results for the fiscal quarter ended July 31, 2003.

ITEM 12.                                               RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

We hereby furnish disclosure regarding our release of material non-public information relating to our results of operations for a completed quarterly fiscal period.  On September 11, 2003, we publicly announced financial results for the fiscal quarter ended July 31, 2003.  For further information, please refer to the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedicalCV, Inc.

Date: September 11, 2003	By:	/s/ Jules L. Fisher
Jules L. Fisher
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release dated September 11, 2003, reporting financial results for the fiscal quarter ended July 31, 2003.